Exhibit 99.1

LIONSGATE REPORTS RESULTS FOR FIRST QUARTER 2018

First Quarter Revenue is $1.01 Billion, Net Income Attributable to Lionsgate Shareholders is $174 Million or Basic EPS of $0.84; Adjusted OIBDA is $182 Million

Motion Picture Segment Profit Climbs 173%

Television Production Segment Profit Up 31%

SANTA MONICA, CA, and VANCOUVER, BC, August 8, 2017 - Global content leader Lionsgate (NYSE: LGF.A, LGF.B) today reported revenue of $1.01 billion, net income attributable to Lionsgate shareholders of $174 million, or basic EPS of $0.84 on 206.8 million weighted average common shares outstanding, adjusted net income attributable to Lionsgate shareholders of $108 million, or adjusted basic EPS of $0.52, operating income of $90 million and adjusted OIBDA of $182 million for the first quarter of fiscal 2018 (quarter ended June 30, 2017).

The results included the Company’s gain on the sale of its equity interest in EPIX during the quarter.

“We are pleased to report strong first quarter financial results that have gotten fiscal 2018 off to a great start,” said Lionsgate Chief Executive Officer Jon Feltheimer.  “With our second straight billion-dollar revenue quarter, combined with strong bottom line profits, the scale of our global content platform is reflected in our financial results as well as our operational achievements.  We continued to grow our content business in the quarter by launching significant new premium properties, expanding the reach of current brands and adding to the Lionsgate-owned or controlled platforms across which we monetize our intellectual property.”

First Quarter Results

With Lionsgate’s acquisition of Starz, fiscal 2018 first quarter results are not directly comparable to prior reporting periods, so the following quarterly segment results will be discussed on a combined pro forma basis.

The Media Networks segment revenues increased 9.2% to $390.5 million from $357.6 million last year on a combined pro forma basis. Segment profits decreased 7.9% in the quarter to $109.5 million as higher marketing costs to support the increased number of original series impacted results. Starz debuted the new series American Gods and The White Princess during the quarter, and the fourth season of the hit series Power returned at the end of the quarter.  Segment profit margins moderated to 28.0% in the quarter from 33.2% on a combined pro forma basis a year ago.

Motion Picture segment revenues increased 15.8% to $472.4 million from $408.0 million last year on a combined pro forma basis primarily driven by the strong home entertainment performances of John Wick: Chapter Two, La La Land, Saban’s Power Rangers and The Shack.  John Wick: Chapter Two became the highest-grossing electronic sell-through title in the Company’s history.  The Company also reported theatrical revenue in the quarter from Codeblack’s All Eyez On Me and Pantelion Films’ How to Be A Latin Lover.  Segment profit in the quarter increased 191.6% to $86.9 million from $29.8 million last year, benefiting from higher revenue and lower marketing spend. Segment profit margins in the quarter increased to 18.4% from 7.3% last year on a combined pro forma basis.

Television Production segment revenues declined 18.6% to $156.6 million in the quarter from $192.5 million last year on a combined pro forma basis due to the timing of episodic deliveries. Segment profits increased 22.3% to $12.6 million. Segment profit margins improved to 8.0%, up from 5.4% in the quarter last year on a combined pro forma basis.

Lionsgate’s backlog, or already contracted future revenue on the licensing of film and television product not yet recorded, remained at a near-record $1.4 billion at June 30, 2017.

Lionsgate senior management will hold its analyst and investor conference call to discuss its fiscal 2018 first quarter financial results at 5:30 P.M. ET/2:30 P.M. PT this afternoon, August 8. Interested parties may listen to the live webcast by visiting the events page on the Lionsgate corporate website or via  http://services.choruscall.com/links/lgf170808ldOgQ2Fz.html. A full replay will become available this afternoon, August 8, by clicking the same link.

ABOUT LIONSGATE
The first major new studio in decades, Lionsgate is a global content platform whose films, television series, digital products and linear and over-the-top platforms reach next generation audiences around the world.  In addition to its filmed entertainment leadership, Lionsgate content drives a growing presence in interactive and location-based entertainment, gaming, virtual reality and other new entertainment technologies.  Lionsgate’s content initiatives are backed by a 16,000-title film and television library and delivered through a global licensing infrastructure.  The Lionsgate brand is synonymous with original, daring and ground-breaking content created with special emphasis on the evolving patterns and diverse composition of the Company’s worldwide consumer base.
###
For further information, Investors should contact:
James Marsh
310-255-3651
jmarsh@lionsgate.com

For Media inquiries, please contact:
Peter Wilkes
310-255-3726
pwilkes@lionsgate.com

The matters discussed in this press release include forward-looking statements, including those regarding the performance of future fiscal years.  Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including the substantial investment of capital required to produce and market films and television series, increased costs for producing and marketing feature films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; litigation relating to the acquisition of Starz; other trends affecting the entertainment industry; and the other risk factors as set forth in Lionsgate’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 25, 2017, as amended in Lionsgate’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2017, which risk factors are incorporated herein by reference.  The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Additional Information Available on Website
The information in this press release should be read in conjunction with the financial statements and footnotes contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which will be posted on the Company’s website at www.lionsgate.com/corporate/reports/sec-filings, when filed with the Securities and Exchange Commission.  Trending schedules containing certain financial information will also be available at www.lionsgate.com/corporate/reports.

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2017	March 31, 2017
	(Amounts in millions)
ASSETS
Cash and cash equivalents	$156.5	$321.9
Restricted cash	—	2.8
Accounts receivable, net	822.9	908.1
Program rights	238.8	261.7
Other current assets	209.6	195.9
Total current assets	1,427.8	1,690.4
Investment in films and television programs and program rights, net	1,660.4	1,729.5
Property and equipment, net	162.6	165.5
Investments	179.2	371.5
Intangible assets	2,019.5	2,046.7
Goodwill	2,704.5	2,700.5
Other assets	446.2	472.8
Deferred tax assets	33.5	20.0
Total assets	$8,633.7	$9,196.9
LIABILITIES
Accounts payable and accrued liabilities	328.2	573.0
Participations and residuals	498.9	514.9
Film obligations and production loans	168.8	367.2
Debt - short term portion	78.0	77.9
Deferred revenue	161.1	156.9
Total current liabilities	1,235.0	1,689.9
Debt	2,623.2	3,047.0
Participations and residuals	372.1	359.7
Film obligations and production loans	156.8	116.0
Other liabilities	44.2	50.3
Dissenting shareholders' liability	826.2	812.9
Deferred revenue	73.1	72.7
Deferred tax liabilities	432.3	440.2
Redeemable noncontrolling interest	95.0	93.8
Commitments and contingencies
SHAREHOLDERS’ EQUITY
Class A voting common shares, no par value, 500.0 shares authorized, 81.2 shares issued (March 31, 2017 - 81.1 shares issued)	611.1	605.7
Class B non-voting common shares, no par value, 500.0 shares authorized, 126.9 shares issued (March 31, 2017 - 126.4 shares issued)	1,934.8	1,914.1
Retained earnings	244.1	10.6
Accumulated other comprehensive loss	(14.2)	(16.0)
Total shareholders’ equity	2,775.8	2,514.4
Total liabilities and shareholders’ equity	$8,633.7	$9,196.9

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions, except per share amounts)
Revenues	$1,005.3	$553.6
Expenses:
Direct operating	554.9	366.3
Distribution and marketing	198.1	125.0
General and administration	111.7	71.0
Depreciation and amortization	40.0	5.6
Restructuring and other	10.9	7.7
Total expenses	915.6	575.6
Operating income (loss)	89.7	(22.0)
Other expenses (income):
Interest expense
Cash interest	34.6	12.9
Interest on dissenters' liability	13.3	—
Discount and financing costs amortization	4.4	2.3
Total interest expense	52.3	15.2
Interest and other income	(2.8)	(0.9)
Loss on extinguishment of debt	11.6	—
Total other expenses, net	61.1	14.3
Income (loss) before equity interests and income taxes	28.6	(36.3)
Equity interests income (loss)	(8.3)	10.8
Gain on sale of equity interest in EPIX	201.0	—
Income (loss) before income taxes	221.3	(25.5)
Income tax provision (benefit)	46.8	(26.3)
Net income	174.5	0.8
Less: Net (income) loss attributable to noncontrolling interest	(0.7)	0.5
Net income attributable to Lions Gate Entertainment Corp. shareholders	$173.8	$1.3

Per share information attributable to Lions Gate Entertainment Corp. shareholders:
Basic net income per common share	$0.84	$0.01
Diluted net income per common share	$0.80	$0.01

Weighted average number of common shares outstanding:
Basic	206.8	147.2
Diluted	217.9	149.6

Dividends declared per common share	$—	$0.09

LIONS GATE ENTERTAINMENT CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions)
Operating Activities:
Net income	$174.5	$0.8
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40.0	5.6
Amortization of films and television programs and program rights	393.6	292.4
Interest on dissenters' liability	13.3	—
Discount and financing costs amortization	4.4	2.3
Non-cash share-based compensation	22.7	21.7
Other non-cash items	0.9	1.3
Loss on extinguishment of debt	11.6	—
Equity interests loss (income)	8.3	(10.8)
Gain on sale of equity interest in EPIX	(201.0)	—
Deferred income taxes (benefit)	45.1	(30.7)
Changes in operating assets and liabilities:
Restricted cash	2.8	(7.9)
Accounts receivable, net and other assets	101.3	146.7
Investment in films and television programs and program rights, net	(289.1)	(250.0)
Accounts payable and accrued liabilities	(253.7)	(70.9)
Participations and residuals	(13.5)	43.6
Film obligations	3.9	5.5
Deferred revenue	4.5	(6.5)
Net Cash Flows Provided By Operating Activities	69.6	143.1
Investing Activities:
Proceeds from the sale of equity method investee, net of transaction costs	393.7	—
Investment in equity method investees	(9.5)	(4.2)
Capital expenditures	(9.4)	(2.9)
Net Cash Flows Provided By (Used In) Investing Activities	374.8	(7.1)
Financing Activities:
Debt - borrowings	115.0	185.0
Debt - repayments	(554.0)	(121.0)
Production loans - borrowings	38.5	63.3
Production loans - repayments	(209.1)	(222.7)
Dividends paid	—	(13.2)
Distributions to noncontrolling interest	(3.0)	(2.2)
Exercise of stock options	9.2	0.4
Tax withholding required on equity awards	(5.5)	(13.8)
Net Cash Flows Used In Financing Activities	(608.9)	(124.2)
Net Change In Cash And Cash Equivalents	(164.5)	11.8
Foreign Exchange Effects on Cash	(0.9)	0.4
Cash and Cash Equivalents - Beginning Of Period	321.9	57.7
Cash and Cash Equivalents - End Of Period	$156.5	$69.9

LIONS GATE ENTERTAINMENT CORP.

SEGMENT INFORMATION

The Company’s reportable segments have been determined based on the distinct nature of their operations, the Company's internal management structure, and the financial information that is evaluated regularly by the Company's chief operating decision maker. Following the Starz merger, the Company has added a new segment from the Starz business and realigned business operations within Lionsgate and Starz under three reporting segments and made some changes in what is included and excluded from segment profit.
The Company previously had two reportable business segments, consisting of the Motion Pictures and Television Production segments. Beginning in the quarter ended December 31, 2016, the Company now manages and reports its operating results in three reportable business segments: (1) Motion Pictures, (2) Television Production and (3) Media Networks.
As a result, the Company has presented prior period segment data in a manner that conforms to the current period presentation (see further discussion below).
Motion Pictures consists of the development and production of feature films, acquisition of North American and worldwide distribution rights, North American theatrical, home entertainment and television distribution of feature films produced and acquired, and worldwide licensing of distribution rights to feature films produced and acquired. As a result of the Starz merger, beginning December 8, 2016, the Motion Pictures segment includes Starz's third-party distribution business, which is substantially the same as the Motion Pictures existing business.
Television Production consists of the development, production and worldwide distribution of television productions including television series, television movies and mini-series, and non-fiction programming.
Media Networks (which was previously not a reportable segment) consists of (i) Starz Networks, which includes the licensing of premium subscription video programming to U.S. multichannel video programming distributors ("MVPDs") including cable operators, satellite television providers and telecommunication companies, and online video providers, and on an over-the-top ("OTT") basis (ii) Content and Other, which includes the licensing of the Media Networks' original series programming to digital media platforms, international television networks, home entertainment and other ancillary markets and (iii) Streaming Services, which represents the Lionsgate legacy start-up direct to consumer streaming services on its subscription video-on-demand ("SVOD") platforms which were moved under the Media Networks segment in connection with the Starz Merger.
In the ordinary course of business, the Company's reportable segments enter into transactions with one another. The most common types of intersegment transactions include licensing motion pictures or television production produced or acquired programming reported from the Motion Pictures and Television Production segments to the Media Networks segment, and certain fees charged to the Media Networks segment by the Television Production segment for the distribution of Media Networks' original series programming in ancillary markets. While intersegment transactions are treated like third-party transactions to determine segment performance, the revenues (and corresponding expenses or assets recognized by the segment that is the counterparty to the transaction) are eliminated in consolidation and, therefore, do not affect consolidated results.

LIONS GATE ENTERTAINMENT CORP.

SEGMENT INFORMATION (Continued)

Segment information by business unit is presented in the table below. The Media Networks segment reflects the Starz network business from the date of acquisition (December 8, 2016), and the Lionsgate direct to consumer streaming services on SVOD platforms for the historical periods presented.

	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Segment revenues
Motion Pictures	$472.4	$362.2
Television Production	156.6	191.1
Media Networks	390.5	0.3
Intersegment eliminations	(14.2)	—
	$1,005.3	$553.6
Gross contribution
Motion Pictures	$113.8	$56.3
Television Production	21.7	17.1
Media Networks	135.1	(6.8)
Intersegment eliminations	(2.0)	—
	$268.6	$66.6
Segment general and administration
Motion Pictures	$26.9	$24.5
Television Production	9.1	7.5
Media Networks	25.6	2.7
	$61.6	$34.7
Segment profit (loss)
Motion Pictures	$86.9	$31.8
Television Production	12.6	9.6
Media Networks	109.5	(9.5)
Intersegment eliminations	(2.0)	—
Total segment profit	$207.0	$31.9
Corporate general and administrative expenses	(25.5)	(21.3)
Adjusted OIBDA	$181.5	$10.6

LIONS GATE ENTERTAINMENT CORP.

SEGMENT INFORMATION (Continued)
The following table sets forth revenues and segment profit by product line for the Media Networks segment for the three months ended June 30, 2017 and 2016:

	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Media Networks Revenue:
Starz Networks	$343.2	$—
Content and Other	45.9	—
Streaming Services(1)	1.4	0.3
	$390.5	$0.3
Media Networks Segment Profit:
Starz Networks	$94.8	$—
Content and Other	20.6	—
Streaming Services(1)	(5.9)	(9.5)
	$109.5	$(9.5)
___________________

(1)	Streaming Services represents the Lionsgate legacy start-up direct to consumer streaming service initiatives on SVOD platforms which are now included in the Media Networks segment.

LIONS GATE ENTERTAINMENT CORP.

PRO FORMA COMBINED SEGMENT INFORMATION
The following table sets forth segment information on a pro forma combined basis as if the Starz Merger and our segment reorganization occurred on April 1, 2016:

	PRO FORMA COMBINED
	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Segment revenues
Motion Pictures	$472.4	$408.0
Television Production	156.6	192.5
Media Networks	390.5	357.6
Intersegment eliminations	(14.2)	(0.6)
	$1,005.3	$957.5
Gross contribution
Motion Pictures	$113.8	$60.3
Television Production	21.7	18.5
Media Networks	135.1	149.4
Intersegment eliminations	(2.0)	—
	$268.6	$228.2
Segment general and administration
Motion Pictures	$26.9	$30.5
Television Production	9.1	8.2
Media Networks	25.6	30.5
	$61.6	$69.2
Segment profit (loss)
Motion Pictures	$86.9	$29.8
Television Production	12.6	10.3
Media Networks	109.5	118.9
Intersegment eliminations	(2.0)	—
Total segment profit	$207.0	$159.0
Corporate general and administrative expenses	(25.5)	(21.8)
Adjusted OIBDA	$181.5	$137.2

NOTE: The amounts above were determined by combining the historical financial information of Lionsgate and Starz for each respective period, applying the new Lionsgate segment structure, and applying the acquisition related accounting. However, the effects of purchase accounting are not part of the definition of segment profit, and have been excluded accordingly. In addition, the combined information does not apply any operating costs synergies. The amounts are presented for illustrative purposes and are not necessarily indicative of the combined financial results that might have been achieved for the periods had the acquisition taken place on April 1, 2016, nor are they indicative of the future combined results of Lionsgate and Starz.

LIONS GATE ENTERTAINMENT CORP.

PRO FORMA COMBINED SEGMENT INFORMATION (Continued)
The following table sets forth revenues by product line on a pro forma combined basis for the Media Networks segment for the three months ended June 30, 2017 and 2016:

	PRO FORMA COMBINED
	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Media Networks Revenue:
Starz Networks	$343.2	$343.1
Content and Other	45.9	14.3
Streaming Services(1)	1.4	0.2
	$390.5	$357.6
Media Networks Segment Profit:
Starz Networks	$94.8	$127.6
Content and Other	20.6	0.9
Streaming Services(1)	(5.9)	(9.6)
	$109.5	$118.9
___________________

(1)	Streaming Services represents the Lionsgate legacy start-up direct to consumer streaming service initiatives on SVOD platforms which are now included in the Media Networks segment.

LIONS GATE ENTERTAINMENT CORP.
USE OF NON-GAAP FINANCIAL MEASURES

This earnings release presents the following important financial measures utilized by Lions Gate Entertainment Corp. (the "Company," "we," "us" or "our") that are not all financial measures defined by generally accepted accounting principles ("GAAP"). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization ("OIBDA"), adjusted for adjusted share-based compensation ("adjusted SBC"), purchase accounting and related adjustments, and restructuring and other costs.

•
Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with the acquisition of Starz and Pilgrim Media Group. Accordingly, the full impact of the purchase accounting is included in the adjustment for "purchase accounting and related adjustments", described below.

•
Adjusted share-based compensation represents share-based compensation excluding immediately vested stock awards granted as part of the Company’s annual bonus program issued in lieu of cash bonuses (which are, when granted, included in segment or corporate general and administrative expense), and excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.

•
Restructuring and other costs would generally include restructuring costs, such as severance, contract termination, or asset impairments, transaction related costs, cost associated with certain unusual legal matters, and unusual gains and losses.

•	Purchase accounting and related adjustments represent the amortization of non-cash fair value adjustments to the assets and liabilities acquired in the acquisition of Starz and Pilgrim Media Group.

Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense.

Free Cash Flow: Free cash flow is defined as net cash flows provided by (used in) operating activities, less capital expenditures, plus or minus the net increase or decrease in production loans. The adjustment for the production loans is made because the GAAP based cash flows from operations reflects a non-cash reduction of cash flows for the cost of films and television programs associated with production loans prior to the time the Company actually pays for the film or television program. The Company believes that it is more meaningful to reflect the impact of the payment for these films and television programs in its free cash flow when the payments are actually made.

Adjusted Net Income (Loss) Attributable to Lions Gate Entertainment Corp. Shareholders: Adjusted net income (loss) attributable to Lions Gate Entertainment Corp. shareholders is defined as net income (loss) attributable to Lions Gate Entertainment Corp. shareholders, adjusted for share-based compensation, purchase accounting and related adjustments, restructuring and other items, loss on extinguishment of debt, cost associated with certain unusual legal matters, and unusual gains or losses, net of the tax effect of the adjustments at the applicable statutory rate and net of the impact of the adjustments on non-controlling interest.

Adjusted Basic and Diluted EPS: Adjusted basic earnings (loss) per share is defined as adjusted net income (loss) attributable to Lions Gate Entertainment Corp. shareholders divided by the weighted average shares outstanding. Diluted EPS is similar to basic EPS but is adjusted for the effects of securities that are diluted based on the level of adjusted net income (loss), similar to GAAP.

LIONS GATE ENTERTAINMENT CORP.
USE OF NON-GAAP FINANCIAL MEASURES (Continued)

These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Free Cash Flow is considered an important measure of the Company’s liquidity because it provides information about the ability of the Company to reduce net corporate debt, make strategic investments, dividends and share repurchases. Adjusted EPS is considered an important measure of the Company’s business operations as, similar to Adjusted OIBDA, this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income, cash flow, net income (loss), or earnings (loss) per share as determined in accordance with GAAP. Reconciliations of the adjusted metrics utilized to their corresponding GAAP metrics are provided below.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF OPERATING INCOME (LOSS)
TO ADJUSTED OIBDA

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP measure, Adjusted OIBDA:

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions)
Operating income (loss)	$89.7	$(22.0)
Adjusted depreciation and amortization(1)	10.1	4.8
Restructuring and other(2)	10.9	7.7
Adjusted share-based compensation expense(3)	23.8	13.7
Purchase accounting and related adjustments(4)	47.0	6.4
Adjusted OIBDA	$181.5	$10.6
___________________

(1)
Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statements of income less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in the acquisition of Starz and Pilgrim Media Group which are included in the purchase accounting and related adjustments line item above, as shown in the table below:

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions)
Depreciation and amortization	$40.0	$5.6
Less: Amount included in purchase accounting and related adjustments	(29.9)	(0.8)
Adjusted depreciation and amortization	$10.1	$4.8

(2)	Restructuring and other includes restructuring and severance costs, certain transaction related costs, and certain unusual items, when applicable.

(3)
Adjusted share-based compensation represents share-based compensation excluding amounts related to immediately vested stock awards granted as part of the Company's annual bonus program (which are, when granted, included in segment and corporate general and administrative expense) and excludes share-based compensation included in restructuring and other. The following table reconciles total share-based compensation expense to adjusted share-based compensation expense:

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions)
Share-based compensation	$23.8	$22.2
Less:
Bonus related share-based compensation included in segment and corporate general and administrative expense(a)	—	(8.5)
Adjusted share-based compensation	$23.8	$13.7
(a)Adjusted OIBDA is reduced by bonus expense whether such amounts are cash-based bonuses or immediately vested stock awards granted as part of our annual bonus program.

(4)
Purchase accounting and related adjustments represent the amortization of non-cash fair value adjustments to the assets and liabilities acquired in the acquisition of Starz and Pilgrim Media Group. The following sets forth the amounts included in each line item in the financial statements:

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$15.9	$4.3
General and administrative expense	1.2	1.3
Depreciation and amortization	29.9	0.8
	$47.0	$6.4

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF PRO FORMA COMBINED OPERATING INCOME
TO PRO FORMA COMBINED ADJUSTED OIBDA

The reconciliation of pro forma combined operating income to pro forma combined Adjusted OIBDA is as follows:

	PRO FORMA COMBINED
	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Operating income	$89.7	$83.4
Adjusted depreciation and amortization(1)	10.1	10.0
Restructuring and other(2)	10.9	17.2
Adjusted share-based compensation expense(3)	23.8	20.2
Purchase accounting and related adjustments(4)	47.0	6.4
Adjusted OIBDA	$181.5	$137.2
___________________

(1)
Adjusted depreciation and amortization represents depreciation and amortization as presented on our condensed consolidated statements of income less the depreciation and amortization related to the non-cash fair value adjustments to property and equipment and intangible assets acquired in the acquisition of Starz and Pilgrim Media Group which are included in the purchase accounting and related adjustments line item above.

	PRO FORMA COMBINED
	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Depreciation and amortization	$40.0	$10.8
Less: Amount included in purchase accounting and related adjustments	(29.9)	(0.8)
Adjusted depreciation and amortization	$10.1	$10.0

(2)	Restructuring and other includes restructuring and severance costs, certain transaction related costs, and certain unusual items, when applicable.

(3)
Adjusted share-based compensation represents share-based compensation excluding amounts related to immediately vested stock awards granted as part of the Company's annual bonus program (which are, when granted, included in segment and corporate general and administrative expense) and excludes share-based compensation included in restructuring and other. The following table reconciles share-based compensation expense to adjusted share-based compensation expense:

	PRO FORMA COMBINED
	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Share-based compensation	$23.8	$28.7
Less:
Bonus related share-based compensation included in segment and corporate general and administrative expense(a)	—	(8.5)
Adjusted share-based compensation	$23.8	$20.2
(a)Adjusted OIBDA is reduced by bonus expense whether such amounts are cash-based bonuses or immediately vested stock awards granted as part of our annual bonus program.

(4)
Purchase accounting and related adjustments represent the amortization of non-cash fair value adjustments to the assets and liabilities acquired in the acquisition of Starz and Pilgrim Media Group. The following sets forth the amounts included in each line item in the financial statements:

	PRO FORMA COMBINED
	Three Months Ended
	June 30,
	2017	2016
	(Unaudited, amounts in millions)
Purchase accounting and related adjustments:
Direct operating	$15.9	$4.3
General and administrative expense	1.2	1.3
Depreciation and amortization	29.9	0.8
	$47.0	$6.4

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO LIONS GATE ENTERTAINMENT CORP. SHAREHOLDERS TO ADJUSTED NET INCOME ATTRIBUTABLE TO LIONS GATE ENTERTAINMENT CORP. SHAREHOLDERS, AND ADJUSTED BASIC AND DILUTED EPS

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions)
Reported Net Income Attributable to Lions Gate Entertainment Corp. Shareholders	$173.8	$1.3
Adjusted share-based compensation expense(1)	23.8	13.7
Restructuring and other	10.9	7.7
Purchase accounting and related adjustments(2)	46.5	6.4
Loss on extinguishment of debt	11.6	—
Gain on sale of equity interest in EPIX	(201.0)	—
Tax impact of above items(3)	44.1	(9.4)
Noncontrolling interest impact of above items	(2.2)	(2.4)
Adjusted Net Income Attributable to Lions Gate Entertainment Corp. Shareholders	$107.5	$17.3

Reported Basic EPS	$0.84	$0.01
Impact of adjustments on basic earnings per share	(0.32)	0.11
Adjusted Basic EPS	$0.52	$0.12

Reported Diluted EPS	$0.80	$0.01
Impact of adjustments on diluted earnings per share	(0.31)	0.11
Adjusted Diluted EPS(4)	$0.49	$0.12

Adjusted weighted average number of common shares outstanding:
Basic	206.8	147.2
Diluted	217.9	151.7
_________________________

(1)
Represents share-based compensation expense excluding amounts attributable to bonus awards (which are, when granted, included in segment and corporate general and administrative expense) and excluding amounts related to severance awards included in restructuring and other. See the table under footnote (3) to the reconciliation of operating income to Adjusted OIBDA for a reconciliation of share-based compensation expense to adjusted share-based compensation expense.

(2)	Represents the amounts included in Adjusted OIBDA net of interest income on the amortization of non-cash fair value adjustments to capital lease obligations acquired in the acquisition of Starz.

(3)	Represents the tax impact of the adjustments to net income (loss) attributable to Lions Gate Entertainment Corp. shareholders, calculated using the statutory tax rate applicable to each adjustment.

(4)
Adjusted diluted net income attributable to Lions Gate Entertainment Corp. shareholders for diluted EPS includes the add-back of interest expense on the convertible notes, net of tax assuming conversion of the notes at the beginning of each period presented when dilutive.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
TO FREE CASH FLOW

	Three Months Ended
	June 30,
	2017	2016
	(Amounts in millions)
Net Cash Flows Provided By Operating Activities	$69.6	$143.1
Capital expenditures	(9.4)	(2.9)
Net borrowings under and (repayment) of production loans	(170.6)	(159.4)
Free Cash Flow, as defined	$(110.4)	$(19.2)